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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        --------------------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): April 12, 2001
                                (April 11, 2001)


                            BHC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  1 -10342                   59-2104168
          --------                  --------                    ----------
(State or other jurisdiction of   (Commission                 (IRS Employer
       incorporation)             File Number)              Identification No.)


                  767 FIFTH AVENUE, NEW YORK, NEW YORK            10153
                  ------------------------------------            -----
              (Address of principal executive offices)          (Zip Code)

  Registrant's telephone number, including area code: (212) 421-0200

                                       N/A
                                       ---
        (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

1. Reference is made to the press release issued by the U.S. Department of Justice on April 11, 2001, incorporated herein by reference and included as an exhibit hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibit.

            99.1 Press Release issued by the U.S. Department of Justice on April 11, 2001.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BHC COMMUNICATIONS, INC.



Dated:April 12, 2001               By: /s/ Brian C. Kelly
                                       ----------------------------------------
                                       Name:  Brian C. Kelly
                                       Title: Senior Vice President and General
                                              Counsel
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                                  EXHIBIT INDEX



Exhibit No.   Exhibit
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
99.1          Press Release issued by the U.S. Department of Justice on April 11, 2001.
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